Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended June 28, 2026
FREMONT, Calif., July 29, 2026 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended June 28, 2026 (the “June 2026 quarter”).
Highlights for the June 2026 quarter were as follows:
•Revenue of $6.72 billion.
•U.S. GAAP gross margin as a percent of revenue of 51.7%, U.S. GAAP operating margin as a percent of revenue of 37.4%, and U.S. GAAP diluted EPS of $1.81.
•Non-GAAP gross margin as a percent of revenue of 52.0%, non-GAAP operating margin as a percent of revenue of 38.4%, and non-GAAP diluted EPS of $1.82.
Key Financial Data for the Quarters Ended
June 28, 2026 and March 29, 2026
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2026	March 2026	Change Q/Q
Revenue	$6,722,238	$5,841,488	+15.1%
Gross margin	51.7%	49.8%	+ 190 bps
Operating margin	37.4%	35.0%	+ 240 bps
Diluted EPS	$1.81	$1.45	+24.8%

Non-GAAP
	June 2026	March 2026	Change Q/Q
Revenue	$6,722,238	$5,841,488	+15.1%
Gross margin	52.0%	49.9%	+ 210 bps
Operating margin	38.4%	35.0%	+ 340 bps
Diluted EPS	$1.82	$1.47	+23.8%
U.S. GAAP Financial Results
For the June 2026 quarter, revenue was $6.72 billion, gross margin was $3.48 billion, or 51.7% of revenue, operating expenses were $965.3 million, operating margin was 37.4% of revenue, and net income was $2.28 billion, or $1.81 per diluted share on a U.S. GAAP basis. This compares to revenue of $5.84 billion, gross margin of $2.91 billion, or 49.8% of revenue, operating expenses of $863.5 million, operating margin of 35.0% of revenue, and net income of $1.83 billion, or $1.45 per diluted share, for the quarter ended March 29, 2026 (the “March 2026 quarter”).
Non-GAAP Financial Results
For the June 2026 quarter, non-GAAP gross margin was $3.50 billion, or 52.0% of revenue, non-GAAP operating expenses were $916.4 million, non-GAAP operating margin was 38.4% of revenue, and non-GAAP net income was $2.28 billion, or $1.82 per diluted share. This compares to non-GAAP gross margin of $2.91 billion, or 49.9% of revenue, non-GAAP operating expenses of $866.2 million, non-GAAP operating margin of 35.0% of revenue, and non-GAAP net income of $1.85 billion, or $1.47 per diluted share, for the March 2026 quarter.
“Lam delivered record revenue, operating margin and earnings per share in the June quarter as AI-driven demand continues to reshape the semiconductor industry,” said Tim Archer, Lam Research's President and Chief Executive Officer. “Our strategic investments and technology leadership are helping customers accelerate through rising manufacturing complexity, positioning Lam for a third consecutive year of outperformance in 2026.”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances increased to $5.60 billion at the end of the June 2026 quarter compared to $4.77 billion at the end of the March 2026 quarter. The increase was primarily driven by cash generated from operating activities, partially offset by cash deployed for capital return activities during the quarter.
Deferred revenue at the end of the June 2026 quarter increased to $2.43 billion compared to $2.22 billion as of the end of the March 2026 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $490.2 million as of June 28, 2026 and $434.3 million as of March 29, 2026.
Revenue
The geographic distribution of revenue during the June 2026 quarter is shown in the following table:

Region	Revenue
Taiwan	27%
China	26%
Korea	20%
Japan	9%
United States	9%
Southeast Asia	5%
Europe	4%
The following table presents revenue disaggregated between systems and customer support-related revenue:

	Three Months Ended
	June 28, 2026	March 29, 2026	June 29, 2025
	(In thousands)
Systems revenue	$4,249,848	$3,730,582	$3,437,625
Customer support-related revenue and other	2,472,390	2,110,906	1,733,768
	$6,722,238	$5,841,488	$5,171,393

Systems revenue includes sales of new leading-edge equipment in deposition, etch and other wafer fabrication markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended September 27, 2026, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$8.10 Billion	+/-	$400 Million	—		$8.10 Billion	+/-	$400 Million
Gross margin	52.0%	+/-	1%	$2.7	Million	52.0%	+/-	1%
Operating margin	39.5%	+/-	1%	$3.0	Million	39.5%	+/-	1%
Net income per diluted share	$2.15	+/-	$0.15	$3.3	Million	$2.15	+/-	$0.15
Diluted share count	1.255 Billion			—		1.255 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other items that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin - amortization related to intangible assets acquired through business combinations, $2.7 million.
•Operating margin - amortization related to intangible assets acquired through business combinations, $3.0 million.
•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.0 million; amortization of debt discounts, $0.5 million; and associated tax benefit for non-GAAP items ($0.2 million); totaling $3.3 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2026 and March 2026 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, workforce optimization charges, and the net income tax effect of non-GAAP items.
Management uses non-GAAP gross margin, operating expense, operating income, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating margin, net income per diluted share, and diluted share count; the effect of AI-driven demand on the semiconductor industry; the rising complexity of semiconductor manufacturing and the extent to which our investments and technology leadership help customers; and our positioning for outperformance. Some factors that may affect these forward-looking statements include: business, economic, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, tariffs, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases, tariffs, export controls and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions, export controls or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 28, 2026	March 29, 2026	June 29, 2025	June 28, 2026	June 29, 2025
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$6,722,238	$5,841,488	$5,171,393	$23,232,690	$18,435,591
Cost of goods sold	3,243,498	2,930,961	2,581,684	11,507,382	9,456,532
Gross margin	3,478,740	2,910,527	2,589,709	11,725,308	8,979,059
Gross margin as a percent of revenue	51.7%	49.8%	50.1%	50.5%	48.7%
Research and development	642,922	583,200	580,178	2,375,873	2,096,387
Selling, general and administrative	322,330	280,311	268,403	1,149,640	981,704
Total operating expenses	965,252	863,511	848,581	3,525,513	3,078,091
Operating income	2,513,488	2,047,016	1,741,128	8,199,795	5,900,968
Operating margin	37.4%	35.0%	33.7%	35.3%	32.0%
Other income (expense), net	41,654	(35,460)	37,853	62,678	57,161
Income before income taxes	2,555,142	2,011,556	1,778,981	8,262,473	5,958,129
Income tax expense	(277,860)	(186,096)	(58,893)	(997,077)	(599,912)
Net income	$2,277,282	$1,825,460	$1,720,088	$7,265,396	$5,358,217
Net income per share:
Basic	$1.82	$1.46	$1.35	$5.79	$4.17
Diluted	$1.81	$1.45	$1.35	$5.76	$4.15
Number of shares used in per share calculations:
Basic	1,251,286	1,249,728	1,274,279	1,255,079	1,286,101
Diluted	1,256,032	1,257,325	1,276,933	1,261,102	1,290,142
Cash dividend declared per common share	$0.26	$0.26	$0.23	$1.04	$0.92

(1)	Derived from audited financial statements

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 28, 2026	March 29, 2026	June 29, 2025
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,579,171	$4,750,936	$6,390,659
Accounts receivable, net	5,339,682	4,132,890	3,378,071
Inventories	4,276,111	3,999,992	4,307,991
Prepaid expenses and other current assets	415,741	413,099	440,274
Total current assets	15,610,705	13,296,917	14,516,995
Property and equipment, net	2,956,472	2,853,614	2,428,744
Goodwill and intangible assets	1,895,859	1,882,017	1,808,685
Other assets	3,066,707	2,759,362	2,590,836
Total assets	$23,529,743	$20,791,910	$21,345,260
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$4,073	$4,095	$754,311
Other current liabilities	5,933,176	5,238,303	5,814,114
Total current liabilities	5,937,249	5,242,398	6,568,425
Long-term debt and finance lease obligations	3,730,490	3,730,384	3,730,194
Income taxes payable	681,197	621,572	603,412
Other long-term liabilities	709,886	612,777	581,610
Total liabilities	11,058,822	10,207,131	11,483,641
Stockholders’ equity (2)	12,470,921	10,584,779	9,861,619
Total liabilities and stockholders’ equity	$23,529,743	$20,791,910	$21,345,260

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 1,251,278 as of June 28, 2026, 1,250,539 as of March 29, 2026, and 1,268,740 as of June 29, 2025

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 28, 2026	March 29, 2026	June 29, 2025	June 28, 2026	June 29, 2025
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,277,282	$1,825,460	$1,720,088	$7,265,396	$5,358,217
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	119,642	116,322	98,439	441,533	386,277
Deferred income taxes	(175,752)	(19,478)	(151,679)	(289,062)	(363,247)
Equity-based compensation expense	103,985	96,616	94,286	386,381	343,371
Other, net	(8,006)	(2,855)	14,240	(32,712)	6,845
Changes in operating assets and liabilities	(859,923)	(874,645)	778,814	(1,913,879)	441,801
Net cash provided by operating activities	1,457,228	1,141,420	2,554,188	5,857,657	6,173,264
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(188,801)	(331,604)	(172,191)	(966,405)	(759,186)
Other, net	45,060	(2,976)	42,940	44,253	51,094
Net cash used for investing activities	(143,741)	(334,580)	(129,251)	(922,152)	(708,092)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations and payments for debt issuance costs	(1,355)	(751,194)	(1,485)	(755,428)	(507,488)
Treasury stock purchases, including excise tax payments	(246,560)	(1,162,837)	(1,292,277)	(3,851,343)	(3,422,321)
Dividends paid	(325,318)	(325,829)	(295,207)	(1,270,635)	(1,149,542)
Reissuance of treasury stock related to employee stock purchase plan	88,780	—	79,556	155,965	140,113
Proceeds from issuance of common stock	4,426	9,167	696	17,447	2,452
Other, net	(282)	55	(820)	(13,793)	143
Net cash used for financing activities	(480,309)	(2,230,638)	(1,509,537)	(5,717,787)	(4,936,643)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,056)	(4,979)	29,284	(27,431)	28,324
Net change in cash, cash equivalents, and restricted cash	831,122	(1,428,777)	944,684	(809,713)	556,853
Cash, cash equivalents, and restricted cash at beginning of period (2)	4,766,821	6,195,598	5,462,972	6,407,656	5,850,803
Cash, cash equivalents, and restricted cash at end of period (2)	$5,597,943	$4,766,821	$6,407,656	$5,597,943	$6,407,656

(1)	Derived from audited financial statements
(2)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 28, 2026	March 29, 2026
Revenue	$6,722,238	$5,841,488
Gross margin	$3,497,336	$2,913,123
Gross margin as percent of revenue	52.0%	49.9%
Operating expenses	$916,420	$866,166
Operating income	$2,580,916	$2,046,957
Operating margin	38.4%	35.0%
Net income	$2,279,968	$1,851,442
Net income per diluted share	$1.82	$1.47
Shares used in per share calculation - diluted	1,256,032	1,257,325
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 28, 2026	March 29, 2026
U.S. GAAP net income	$2,277,282	$1,825,460
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,668	2,668
Elective deferred compensation ("EDC") related liability valuation increase (decrease) - cost of goods sold	15,379	(6,476)
Workforce optimization charges - cost of goods sold	549	6,404
EDC related liability valuation increase (decrease) - research and development	27,682	(11,656)
Workforce optimization charges - research and development	960	9,437
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	348	348
EDC related liability valuation increase (decrease) - selling, general and administrative	18,454	(7,771)
Workforce optimization charges - selling, general and administrative	1,388	6,987
Amortization of note discounts - other income (expense), net	504	674
(Gain) loss on EDC related asset - other income (expense), net	(61,325)	27,265
Net income tax benefit on non-GAAP items	(3,921)	(1,898)
Non-GAAP net income	$2,279,968	$1,851,442
Non-GAAP net income per diluted share	$1.82	$1.47
U.S. GAAP net income per diluted share	$1.81	$1.45
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,256,032	1,257,325

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses, Operating Income and Operating Margin to Non-GAAP Gross Margin, Operating Expenses, Operating Income and Operating Margin
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 28, 2026	March 29, 2026
U.S. GAAP gross margin	$3,478,740	$2,910,527
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,668	2,668
EDC related liability valuation increase (decrease)	15,379	(6,476)
Workforce optimization charges	549	6,404
Non-GAAP gross margin	$3,497,336	$2,913,123
U.S. GAAP gross margin as a percent of revenue	51.7%	49.8%
Non-GAAP gross margin as a percent of revenue	52.0%	49.9%
U.S. GAAP operating expenses	$965,252	$863,511
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(348)	(348)
EDC related liability valuation (increase) decrease	(46,136)	19,427
Workforce optimization charges	(2,348)	(16,424)
Non-GAAP operating expenses	$916,420	$866,166
U.S. GAAP operating income	$2,513,488	$2,047,016
Non-GAAP operating income	$2,580,916	$2,046,957
U.S. GAAP operating margin	37.4%	35.0%
Non-GAAP operating margin	38.4%	35.0%

Lam Research Corporation Contact:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com